EXHIBIT 10.20.23



         Third Amendment to Intercreditor, Agency and Sharing Agreement
                               dated July 31, 1995
                among the Registrant, NBD Bank, Principal Mutual
                  Life Insurance Company and NBD Bank as Agent

































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                        THIRD AMENDMENT TO INTERCREDITOR
                          AGENCY AND SHARING AGREEMENT


     THIS AMENDMENT, dated as of July 31, 1995 (this "Amendment") among Hurco Companies, Inc. (the "Company"), NBD Bank, a Michigan banking corporation ("NBD"), and Principal Mutual Life Insurance Company, an Iowa corporation ("PML" and, collectively, with NBD, the Lenders"), and NBD as Agent for the Lenders (in such capacity, the "Agent").


                                    RECITALS

     A. The parties hereto have entered into an Intercreditor, Agency and Sharing Agreement dated as of March 24, 1994 (as amended, the "Intercreditor Agreement"), which is in full force and effect.

     B. In connection with amending certain credit facilities described in the Intercreditor Agreement, including entering into a Third Amendment to Credit Agreement between the Company and NBD, and a Third Amendment to Amended and Restated Note Agreement between Hurco and PML (such amending documents and all related documents collectively referred to as the "Amending Documents"), the Company desires to amend the Intercreditor Agreement as herein provided, and the Lenders are willing to so amend the Intercreditor Agreement on the terms set forth herein.

                                   AGREEMENT

     Based upon these recitals, the parties agree as follows:

     1.  AMENDMENT.  Upon the Company  satisfying  the  conditions  set forth in
Section 3 (the date that this occurs being called the "effective date"), the Intercreditor Agreement shall be amended as follows:

          (A) The definition of "Automatic Termination Date" is amended to read as follows:

                  "AUTOMATIC TERMINATION DATE' means November 1, 1996."

     2. CONSENT OF LENDERS. Each of the Lenders consents to the other Lender entering into each of the Amending Documents to which it is a party, contingent upon all of the Amending Documents being executed by each party thereto and becoming effective in accordance with their terms. Each of the Lenders and the Company agrees to take all actions necessary or appropriate to enter into or cause their respective affiliates to enter into the Amending Documents to which they are respectively a party.

     3. AMENDMENT FEE. The Company shall pay to the Agent for the benefit of the Lenders an Amendment fee of $25,000 concurrently with executing this Amendment. The amendment fee will be paid by the Agent to each Lender within one Business Day of being received in the proportion of 72.1% to NBD, and 27.9% to PML.







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     4.  MISCELLANEOUS.  The terms used but not  defined  herein  shall have the respective meanings ascribed thereto in the Intercreditor Agreement. Except as expressly amended hereby, the Intercreditor Agreement and all other documents issued under or with respect thereto are hereby ratified and confirmed by the Lenders, the Agent, and the Company and shall remain in full force and effect, and the Company hereby acknowledges that it has no defense, offset or counterclaim with respect thereto.

     5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

     6. EXPENSES. The Company agrees to pay and save the Agent and the Lenders harmless from liability for all costs and expenses of the Lenders and the Agent arising in respect of this Amendment, including the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel to the Agent and NBD, and of counsel to PML, in connection with preparing and reviewing this Amendment and any related agreements and documents.

     7. GOVERNING LAW. This Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within such state and without giving effect to the choice law principles of such state.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.



                                                HURCO COMPANIES, INC.


                                                By:   /s/ Roger J. Wolf
                                                -----------------------
                                                Its:  Senior Vice President and
                                                        Chief Financial Officer


NBD BANK                                        PRINCIPAL MUTUAL LIFE
                                                   INSURANCE COMPANY

By:      /s/ Bruce Thomson                      By:   /s/ Donald D. Brattebo
---------------------------                      ----------------------------
         Its:  Vice President                   Its:  Second Vice President
                                                        Securities Investment

                                                And by: /s/ Nora Everett
                                                Its:   Counsel